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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 1, 2003

                      Lehman ABS Corporation, on behalf of:

            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-11 TRUST
        CORPORATE BACKED TRUST CERTIFICATES, FEDERAL EXPRESS CORPORATION
                        NOTE-BACKED SERIES 2001-37 TRUST
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                  333-100485                   13-3447441
(State or Other Jurisdiction     (Commission File             (I.R.S. Employer
      of Incorporation)               Number)                Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated January 16, 2001                  Series 2001-1 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated January 22, 2001                  Series 2001-2 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated January 25, 2001                  Series 2001-3 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated January 29, 2001                  Series 2001-4 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated February 2, 2001                  Series 2001-5 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated March 1, 2001                     Series 2001-6 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated March 2, 2001                     Series 2001-7 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated March 8, 2001                     Series 2001-8 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated March 14, 2001                    Series 2001-9 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated March 22, 2001                    Series 2001-10 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated March 28, 2001                    Series 2001-11 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated April 3, 2001                     Series 2001-12 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated April 10, 2001                    Series 2001-14 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated April 30, 2001                    Series 2001-15 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated May 1, 2001                       Series 2001-16 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated May 2, 2001                       Series 2001-17 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated May 8, 2001                       Series 2001-18 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated May 11, 2001                      Series 2001-19 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated May 22, 2001                      Series 2001-20 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated May 24, 2001                      Series 2001-21 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated May 24, 2001                      Series 2001-22 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated June 1, 2001                      Series 2001-23 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated June 8, 2001                      Series 2001-24 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated June 14, 2001                     Series 2001-25 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated June 21, 2001                     Series 2001-26 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated June 28, 2001                     Series 2001-27 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated July 24, 2001                     Corning Debenture-Backed Series 2001-28
                                                   Trust
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

----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated July 26, 2001                     Georgia-Pacific Debenture-Backed Series
                                                   2001-29 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, Royal
Supplement dated July 27, 2001                     Caribbean Debenture-Backed Series 2001-30
                                                   Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, Toys
Supplement dated July 31, 2001                     "R" Us Debenture-Backed Series 2001-31
                                                   Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated August 29, 2001                   Liberty Media Debenture-Backed Series
                                                   2001-32 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, AT&T
Supplement dated September 5, 2001                 Note-Backed Series 2001-33 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated September 6, 2001                 Goodyear Tire & Rubber Note-Backed Series
                                                   2001-34 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated September 21, 2001                Corning Debenture-Backed Series 2001-35
                                                   Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, Ford
Supplement dated November 15, 2001                 Motor Co. Debenture-Backed Series 2001-36
                                                   Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated December 27, 2001                 Federal Express Corporation Note-Backed
                                                   Series 2001-37 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, W.R.
Supplement dated January 23, 2002                  Berkley Capital Trust Securities-Backed
                                                   Series 2002-1 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, Royal
Supplement dated February 21, 2002                 & Sun Alliance Bond-Backed Series 2002-2
                                                   Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated March 7, 2002                     Brunswick Corporation Note-Backed Series
                                                   2002-3 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated March 21, 2002                    DaimlerChrysler Debenture-Backed Series
                                                   2002-4 Trust
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Standard Terms for Trust Agreements and Series     Callable Zero Coupon Trust Certificates,
Supplement dated March 25, 2002                    Series 2002-TVA-1 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated April 2, 2002                     General Electric Capital Series
                                                   Note-Backed Series 2002-5 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated April 16, 2002                    Kinder Morgan Debenture-Backed Series
                                                   2002-6 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, AT&T
Supplement dated May 1, 2002                       Wireless Services Note-Backed Series
                                                   2002-7 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated May 23, 2002                      BellSouth Debenture-Backed Series 2002-8
                                                   Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, News
Supplement dated June 3, 2002                      America Debenture-Backed Series 2002-9
                                                   Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, AIG
Supplement dated June 6, 2002                      Debenture-Backed Series 2002-10 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, Royal
Supplement dated June 7, 2002                      & Sun Alliance Bond-Backed Series 2002-11
                                                   Trust
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

----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated June 18, 2002                     Motorola Debenture-Backed Series 2002-12
                                                   Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated July 10, 2002                     Motorola Debenture-Backed Series 2002-14
                                                   Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, CIT
Supplement dated July 24, 2002                     Capital Trust I Securities-Backed Series
                                                   2002-15 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated July 30, 2002                     Verizon Global Funding Corp. Note-Backed
                                                   Series 2002-16 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated October 23, 2002                  American General Institutional Capital A
                                                   Capital Securities-Backed Series 2002-17
                                                   Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated October 31, 2002                  Bristol-Meyers Squibb Debenture-Backed
                                                   Series 2002-18 Trust
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Standard Terms for Trust Agreements and Series     Repackaged GE Global Insurance Floating
Supplement dated November 15, 2002                 Rate Trust Certificates Series 2002-1
                                                   Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, Sears
Supplement dated January 28, 2003                  Roebuck Acceptance Note-Backed Series
                                                   2003-1 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated January 29, 2003                  BellSouth Capital Funding Debenture-Backed
                                                   Series 2003-2 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, Duke
Supplement dated January 31, 2003                  Capital Note-Backed Series 2003-3 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, HSBC
Supplement dated February 19, 2003                 Debenture-Backed Series 2003-4 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, Sears
Supplement dated March 5, 2003                     Roebuck Acceptance Note-Backed Series
                                                   2003-5 Trust
----------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, Ford
Supplement dated March 13, 2003                    Motor Company Note-Backed Series 2003-6
                                                   Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated March 21, 2003                    Boeing Note-Backed Series 2003-7 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates,
Supplement dated March 27, 2003                    Altria Debenture-Backed Series 2003-8 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, CIT
Supplement dated April 1, 2003                     Capital Trust I Securities-Backed Series
                                                   2003-9 Trust
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Standard Terms for Trust Agreements and Series     Corporate Backed Trust Certificates, CNA
Supplement dated June 20, 2003                     Financial Debenture-Backed Series 2003-10
                                                   Trust
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


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

Item 5. OTHER EVENTS

On July 1, 2003 distribution was made to the Holders of the Corporate Backed Trust Certificates, Series 2001-11 Trust and Corporate Backed Trust Certificates, Federal Express Corporation Note-Backed Series 2001-37 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1 and 2 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-11 Certificate Holders for the period ending July 1, 2003.

      2 Trustee's Distribution Statement to the Federal Express Corporation Note-Backed Series 2001-37 Certificate Holders for the period ending July 1, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 15, 2003

                                          Lehman ABS Corporation


                                          By: /s/ Rene Canezin
                                                  ------------
                                          Name:   Rene Canezin
                                          Title:  Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      1 Trustee's Distribution Statement to the Series 2001-11 Certificate Holders for the period ending July 1, 2003

      2 Trustee's Distribution Statement to the Federal Express Corporation Note-Backed Series 2001-37 Certificate Holders for the period ending July 1, 2003